UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2025
PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.
The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2025, PAR Technology Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Charter”) to add a new Article Thirteenth providing for the elimination of monetary liability of certain officers of the Company in certain limited circumstances (the “Charter Amendment”).

In connection with implementing the Charter Amendment, on June 2, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment setting forth the Charter Amendment (the “Certificate of Amendment”), which became effective upon filing. In addition, subsequently, also on June 2, 2025, the Company filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Charter”) that updated the Charter by incorporating the Charter Amendment but did not further amend the Charter. The Restated Charter became effective upon filing.

The foregoing descriptions of the Charter Amendment and the Restated Charter do not purport to be complete and are qualified in their entirety by reference to (i) the description of the Charter Amendment set forth under the heading “Proposal 3. Approval of an Amendment to PAR’s Certificate to Limit the Liability of Certain Officers as Permitted by Delaware Law” of the Company’s definitive proxy statement as filed with the U.S. Securities and Exchange Commission on April 17, 2025 (the “2025 Proxy Statement”); and (ii) the full text of the Certificate of Amendment and the Restated Charter, respectively, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Also at the Annual Meeting, the Company’s shareholders approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to (a) enhance the procedural mechanics and disclosure requirements relating to proposals of business and director nominations, including amendments to incorporate “universal proxy” rules, and (b) make certain other administrative, technical, and conforming changes (collectively, the “Bylaws Amendments”).

The Bylaws Amendments became effective upon approval by shareholders on June 2, 2025.

The foregoing description of the Bylaws Amendments does not purport to be complete and is qualified in its entirety by reference to (i) the description of the Bylaws Amendments set forth under the heading “Proposal 2. Approval of Amendments to PAR’s Bylaws to Enhance Advance Notice Procedures and to Make Certain Other Administrative, Technical, and Conforming Changes” of the Company’s 2025 Proxy Statement; and (ii) the full text of the Bylaws, as amended and restated, a copy of which is attached as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on Monday, June 2, 2025. The voting results on the six (6) proposals considered and voted on at the Annual Meeting, all of which were described in the Company's 2025 Proxy Statement, were as follows:

Proposal 1 - Election of Directors.

The seven (7) director nominees for election to the Company’s Board of Directors (the "Board") were elected to serve until the 2026 annual meeting of shareholders. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Linda M. Crawford	31,990,701	987,492	4,887,583
Keith E. Pascal	32,796,933	181,260	4,887,583
Douglas G. Rauch	32,529,765	448,428	4,887,583
Cynthia A. Russo	32,009,343	968,850	4,887,583
Narinder Singh	32,314,095	664,098	4,887,583
Savneet Singh	32,880,170	98,023	4,887,583
James C. Stoffel	32,347,183	631,010	4,887,583

Proposal 2 - Amendments to the Company’s Bylaws to enhance advance notice procedures and to make certain other administrative, technical, and conforming changes.

The proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
32,485,626	235,259	257,308	4,887,583

Proposal 3 - Amendment to the Company’s Charter to limit the liability of certain officers as permitted by Delaware law.

The proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
30,577,316	1,932,799	468,078	4,887,583

Proposal 4 - Non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay Vote”).

The proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
26,140,791	6,828,400	9,002	4,887,583

Proposal 5 - Non-binding advisory vote on the frequency of future Say-on-Pay Votes.

The frequency of 1 Year received a majority of votes cast. The voting results were as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
32,542,950	1,383	418,135	15,725	4,887,583

In light of these voting results, the Company plans to hold future Say-on-Pay Votes every year until the next required vote on the frequency of Say-on-Pay Votes, or until the Board otherwise determines that a different frequency is in the best interests of the Company and its shareholders.

Proposal 6 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025.

The proposal was approved and the appointment was ratified. The voting results were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
37,647,943	210,413	7,420	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Exhibit Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of PAR Technology Corporation, dated June 2, 2025
3.2	Restated Certificate of Incorporation of PAR Technology Corporation, dated June 2, 2025
3.3	Bylaws of PAR Technology Corporation, as amended and restated June 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	June 3, 2025	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial Officer
(Principal Financial Officer)